UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 4, 2006

ARBINET-THEXCHANGE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-51063	13-3930916
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Albany Street, Tower II, Suite 450 New Brunswick, New Jersey	08901
(Address of Principal Executive Offices)	(Zip Code)

(732) 509-9100

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On April 4, 2006, William G. Kingsley resigned from the Board of Directors of Arbinet-thexchange, Inc. (the “Company”). Mr. Kingsley is a member of the Nominating and Corporate Governance Committee and serves as the Chairman of the Compensation Committee. There is no disagreement between the Company and Mr. Kingsley.

A copy of the Company’s press release announcing this change in directors is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01. Other Events.

On April 4, 2006, the Company issued a press release regarding the filing of its a preliminary proxy statement with the Securities and Exchange Commission. A copy of the Company’s press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Additional Information and Where to Find It

The Company filed a preliminary proxy statement with the Securities and Exchange Commission on April 4, 2006 and will mail to its stockholders a definitive proxy statement in connection with the 2006 annual meeting of stockholders (the “Proxy Statement”). The Proxy Statement contains important information about the Company, the annual meeting and related matters. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN, AND WILL CONTAIN, IMPORTANT INFORMATION.

Investors and security holders can obtain free copies of the Proxy Statement and other documents filed with the Securities and Exchange Commission by the Company through the website maintained by the Securities and Exchange Commission at www.sec.gov. In addition, filings of the Company with the Securities and Exchange Commission, can be obtained, without charge, by directing a request to Arbinet-thexchange, Inc., Mike Lemberg, 120 Albany Street, Tower II, Suite 450, New Brunswick, NJ 08901 (Tel: (732) 509-9220) or by emailing questions to mlemberg@arbinet.com.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the Proxy Statement. Information regarding the Company’s directors and executive officers is contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, as filed with the Securities and Exchange Commission on March 14, 2006, and its preliminary proxy statement for its 2006 annual meeting, as filed with the Securities and Exchange Commission on April 4, 2006. INVESTORS AND SECURITY HOLDERS SHOULD READ THE PROXY STATEMENT AND OTHER DOCUMENTS TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION CAREFULLY BEFORE MAKING A DECISION.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of Arbinet-thexchange, Inc. regarding Resignation of Director dated April 4, 2006.*

99.2	Press Release of Arbinet-thexchange, Inc. regarding Preliminary Proxy Statement dated April 4, 2006.*

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARBINET-THEXCHANGE, INC.

By:	/s/ Chi K. Eng
Name:	Chi K. Eng
Title:	General Counsel and Secretary

Date: April 4, 2006

Exhibit Index

Exhibit No.	Description
99.1	Press Release of Arbinet-thexchange, Inc. regarding Resignation of Director dated April 4, 2006.*

99.2	Press Release of Arbinet-thexchange, Inc. regarding Preliminary Proxy Statement dated April 4, 2006.*

*	Filed herewith.